SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004

POLYMEDICA CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	0-19842	04-3033368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 State Street, Woburn, Massachusetts 10801
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 933-2020

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
SIGNATURE

Item 12. Results of Operations and Financial Condition.

     On February 5, 2004, PolyMedica Corporation (“PolyMedica”) issued a press release indicating that it expects to report diluted earnings per share of $0.42 – $0.46 for the fiscal 2004 fourth quarter ending March 31, 2004.

     In a conference call on February 5, 2004, Fred (“Skip”) H. Croninger, III, Chief Financial Officer of PolyMedica, erroneously stated that PolyMedica expected to report diluted earnings per share of $0.42 – $0.49 for the fiscal 2004 fourth quarter ending March 31, 2004. PolyMedica is filing this Current Report on Form 8-K to correct the erroneously stated information and confirm the guidance previously reported in its February 5, 2004 press release.

     The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

None.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION

Date:February 9, 2004	By:	/s/ Fred H. Croninger, III

Fred H. Croninger, III Chief Financial Officer

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